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                           STANDARD COMMERCIAL LEASE

                        ARTICLE 1.00  BASIC LEASE TERMS

    1.01 Parties. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:

 BRADFORD PROPERTY COMPANY, INC., a Delaware corporation, or assigns  ("Lessor")
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 LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation      ("Lessee")
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    1.02  Leased Premises. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("leased premises"):
105,389 estimated Final square footage and base rent at $16.00 per rentable
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square foot will be established in accordance with BOMA calculations as a
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modification to this lease within 30 days after the commencement of the lease
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term. (Approximate sq. ft.)                                            (Job no.)
                           --------------------------------------------
NorthCreek II                                      (Name of building or project)
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5755 Mark Dabling Boulevard                        (Street address/suite number)
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Colorado Springs, Colorado 80919                     (City, State, and Zip Code)
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    1.03  Term. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on (the "completion date", which Lessor shall use its best efforts to establish as July 1, 1990), and shall terminate 84 months
                             ------------                       --
thereafter.

    1.04 Base Rent and Security Deposit. Base rent is $140,518.67 per month.
                                                      -----------
Security deposit is $0.00.
                    -----
    1.05 Addresses.
       Lessor's Address:                           Lessee's Address:
Bradford Property Company, Inc.          Lincoln National Life Insurance Company
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2777 Stemmons Freeway                    P. O. Box 2266
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Dallas, Texas 75207                      Fort Wayne, Indiana 46801
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                                         Attn: Director, Field Office
                                               Facilities with a copy delivered
                                               to the leased premises
                                         --------------------------------------

    1.06 Permitted Use. General office.
                        ---------------

                              ARTICLE 2.00  RENT

    2.01 Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent which money shall be put in an interest bearing account with interest payable to Lessee when the money is applied to rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated based on a thirty-day month to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay, as additional rent, all other sums due under this Lease.

    2.02 Operating Expenses. In the event Lessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $4.50 per square
                                                                -----
foot, Lessee agrees to pay as additional rent Lessee's pro rata share of such excess operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon the previous years' operating expenses. Within six months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense and within a reasonable time, to audit Lessor's books relevant to the additional rent payable under this section. Lessee agrees to pay any additional rent due under this section within thirty days following receipt of the invoice or accounting showing additional rent due.

    2.03 Definition of Operating Expenses. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to, the following: maintenance, repair and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash and snow removal; landscaping and pest control; management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, supplies, repairs, replacements or other expenses for maintaining and operating the building or project including parking and common areas; the cost, including interest, amortized over its useful life, of any capital improvement made to the building by Lessor after the date of this Lease which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed; the cost, including interest, amortized over is useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the leased premises and thereby reduces operating expenses; all other expenses which would generally be regarded as operating and maintenance expenses which would reasonably be amortized over a period in accordance with generally accepted Internal Revenue Service amortization schedules; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the leased premises are a part during the term of this Lease; and all insurance premiums including deductibles claims Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following; repairs, restoration or other work occasioned by fire, wind, the elements or other casualty to the extent of insurance proceeds, income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense; or operating expenses which are the responsibility of Lessee.

    2.04 Late Payment Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a late payment charge of 10% per annum applied to such past due amount shall become due and payable in addition to such amounts owed under this Lease.

    2.05 Increase in Insurance Premiums. If an increase in any insurance premiums paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.06, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor.

[section 2.06 stricken]

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     2.07  Holding Over. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease. Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to 1.22 times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor within 60 days after Lessee's receipt of written notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                        ARTICLE 3.00  OCCUPANCY AND USE

     3.01 Use. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section
1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building.

     3.02 Signs. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

     3.03 Compliance with Laws, Rules and Regulations. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

     3.04 Warranty of Possession. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises, but Lessor agrees to enforce the rules and regulations uniformly against all tenants in the building.

     3.05 Inspection. Lessor or its authorized agents shall at any and all reasonable times have the right to enter the leased premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchases or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in any emergency without liability therefor.

                      ARTICLE 4.00  UTILITIES AND SERVICE

Lessor shall operate the building in a manner comparable to other first class office buildings in the Colorado Springs area.

     4.01 Building Services. Lessor shall provide water and electricity for Lessee during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish Lessee hot and cold water at those points of supply provided for general use of other lessees in the building, central heating and air conditioning in season (at times Lessor normally provides these services to other lessees in the building, and at temperatures and in amounts as are considered by Lessor to be standard or in compliance with any governmental regulations, such service on Saturday afternoons, Sundays, evenings and holidays to be furnished only upon the request of Lessee, who shall bear the entire cost). Lessor shall also provide routine maintenance, painting and electric lighting service for all public areas and special service areas of the building in the manner and to the extent deemed by Lessor to be standard. Lessor may, in its sole discretion, provide additional services not enumerated herein. Failure by Lessor to any extent to provide these defined services or any other services not enumerated, or any cessation thereof, shall not render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent or relieve Lessee from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent on account of any interruption in service occasioned from the repairs. Lessor reserves the right from time to time to make changes in the utilities and services provided by Lessor to the building.

     4.02 Theft or Burglary. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the leased premises or the building.

     4.03 Janitorial Service. Lessor shall furnish janitorial services to the leased premises and public areas of the building five times per week during the term of this Lease, excluding holidays. Lessor shall not provide janitorial service to kitchens or storage areas included in the leased premises, unless requested by Lessee in writing and paid for by Lessee.

     4.04 Excessive Utility Consumption. Lessee shall pay all utility costs occasioned by electrodata processing machines, telephone equipment, computers, and other equipment of high electrical consumption, including without limitation, the cost of installing, servicing and maintaining any special or additional inside or outside writing or lines, meters or submeters, transformers, poles, air conditioning costs, or the cost of any other equipment necessary to increase the amount or type of electricity or power available to the leased premises.

     4.05 Window Coverings. Lessor shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the building. Lessee may install lined or unlined over draperies on the interior sides of the Lessor furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not affect the exterior appearance of the building or affect the operation of the building's heating, ventilating and air conditioning systems.

     4.06 Charge for Service. All costs of Lessor for providing the services set forth in article 4.00 (except those charges paid by Lessee pursuant to section 4.04) shall be subject to the additional rent provisions in section 2.02.

                     ARTICLE 5.00  REPAIRS AND MAINTENANCE

     5.01 Lessor Repairs. Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, the structural soundness of the exterior walls, doors, corridors, windows and other structures or equipment serving the leased premises. Lessor's costs of maintaining and repairing the items set forth in this section are subject to the additional provisions in

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section 2.02.  Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

     5.02 Lessee Repairs. Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the leased premises caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make the repairs or replacements promptly, Lessor may, at its option, make the repairs or replacements, and the costs of such repairs or replacements shall be charged to Lessee as additional rent and shall become payable by Lessee with the payment of the rent next due hereunder.

     5.03 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in section 1.05.

     5.04 Lessee Damages. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

                  ARTICLE 6.00  ALTERATIONS AND IMPROVEMENTS

     6.01 Lessor Improvements. If construction to the leased premises is to be performed by Lessor during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications will be made a part of this Lease by reference or addendum. Within seven days of receipt of plans and specifications, Lessee shall execute a copy of the plans and specifications and, if applicable, change orders setting forth the amount of any costs to be borne by Lessee. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

     6.02 Lessee Improvements. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld or delayed except for alterations or additions that affect the electrical, mechanical, life safety, or structural building systems, the consent for which may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Lessor.

     6.03 Mechanics Lien. Lessee will not permit any mechanic's or materialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the leased premises. In the event any such lien is attached to the leased premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent.

                     ARTICLE 7.00  CASUALTY AND INSURANCE

     7.01 Substantial Destruction. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be damaged so that rebuilding cannot reasonably be completed within ninety working days after the date of written notification by Lessee to Lessor of the destruction, this lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

     7.02 Partial Destruction. If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within ninety working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

     7.03 Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even though the cost of such insurance is borne by Lessee as set forth in Article 2.00.

     7.04 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

     7.05 Hold Harmless. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure of cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                          ARTICLE 8.00  CONDEMNATION

     8.01 Substantial Taking. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof. Lessee may, in a separate legal action, make any claims against the condemning authority permitted by Colorado law, but in no event shall any award to Lessee reduce the award to Lessor.



                                      -3-

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    8.02  Partial Taking. If a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof. Lessee may, in a separate legal action, make any claims against the condemning authority permitted by Colorado law, but in no event shall any award to Lessee reduce the award to Lessor.

                     ARTICLE 9.00  ASSIGNMENT OR SUBLEASE

    9.01 Lessor Assignment. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

    9.02 Lessee Assignment. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in party, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) or mortgage or pledge the same, or sublet the leased premises, in whole or in part, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed and Lessor may consider the intended use, parking requirements, and financial condition of the prospective assignee or subtenant in deciding whether to consent, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

    9.03 Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assigned. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee. Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet: (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration less any reasonable expenses incurred in obtaining the assignment or sublease, within ten days following receipt thereof by Lessee; or (3) refuse, in its reasonable discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

    9.04 Subordination. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises. Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor, provided that, so long as Lessee is not in default under the lease, Purchaser shall not disturb Lessee's quiet enjoyment of the leased premises and shall be bound to all terms and conditions of this lease.

    9.05 Estoppel Certificates. Lessee agrees to furnish, from time to time, within fifteen days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified: Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as reasonably required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than one month's rent in advance.

                             ARTICLE 10.00  LIENS

                       [SECTIONS 10.1 AND 10.2 STRICKEN]

                      ARTICLE 11.00 DEFAULT AND REMEDIES

    11.01 Default by Lessee. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay ten days after written notice any installment of rent or any other payment required pursuant to this Lease: (2) Lessee shall abandon more than 75% of the leased premises: (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within ten days after written notice to Lessee: (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all substantially all of the assets of Lessee: or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors: or (5) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and or project of which the leased premises are a part, unless Lessee removes or bonds over such lien within 30 days after written notice from Lessor.

                                    _ 4 _

    11.02 Remedies for Lessee's Default. Upon the occurrence of any default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs. (2) Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be cancelled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under Section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease.

                           ARTICLE 12.00  RELOCATION

    12.01 Relocation Option. [stricken]

    12.02 Expenses. [stricken]

                          ARTICLE 13.00  DEFINITIONS

    13.01 Abandon. "Abandon" means the vacating more than 75% of the leased premises by Lessee, with no intent to return and operate its business from the leased premises, whether or not Lessee is in default of the rental payments due under this Lease.

    13.02 Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather wich prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

    13.03 Building or Project. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02, including the leased premises and the land upon which the building or project is situated.

    13.04  Commencement Date. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

    13.05 Completion Date. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article
6.00. The completion date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession. Lessor shall use its best efforts to establish the comletion date as the date set forth in section 1.03. In the event that the improvements have not in fact been completed as of that date, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Lessee in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Lessee shall deliver to Lessor a letter accepting the leased premises as suitable for the purposes for which they are let and the date of such letter shall constitute the commencement of the term of this Lease. Whether or not Lessee has executed such letter of acceptance, taking possession of the leased premises by Lessee shall be deemed to establish conclusively that the improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let, and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee, except for latent defects, if any.

    13.06 Square Feet. "Square feet" or "square foot" as used in this Lease includes the area contained within the leased premises together with a common area percentage factor of the leased premises proportionate to the total building area.

                         ARTICLE 14.00  MISCELLANEOUS

    14.01 Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or convenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

    14.02 Act of God. Neither Lessor nor Lessee shall be required to perform any covenant or obligation in this Lease, or be liable in damages to the other party, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure.

    14.03  Attorney's Fees. [stricken]

    14.04 Successors. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

     14.05 Rent Tax. If applicable in the jurisdiction where the leased premises are situated. Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

     14.06 Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

     14.07 Notice. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in section 1.05, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

     14.08 Submission of Lease. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

     14.09 Corporate Authority. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

     14.10 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     14.11 Lessor's Liability. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

     14.12 Indemnity. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

             ARTICLE 15.00  AMENDMENT AND LIMITATION OF WARRANTIES

     15.01 Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

     15.02 Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

     15.03 Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NOT WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                        ARTICLE 16.00  OTHER PROVISIONS

See Addendum attached hereto and made a part hereof for additional provisions of this lease.




                           ARTICLE 17.00  SIGNATURES

SIGNED at Ft. Wayne, In         this 28th   day of July              , 1989
         -----------------------    --------      -------------------    --

             LESSOR                                      LESSEE

BRADFORD PROPERTY COMPANY, INC.,       LINCOLN NATIONAL LIFE INSURANCE COMPANY,
- ----------------------------------     -----------------------------------------
a Delaware corporation                 an Indiana corporation

- ----------------------------------     -----------------------------------------

By: /s/ STEVEN M. HENNERTOWN           By: /s/ JAMES M. SCHMELZER
   -------------------------------     -----------------------------------------
        VICE PRESIDENT                         ASSISTANT SECRETARY
- ----------------------------------     -----------------------------------------
      (Type Name and Title)                     (Type Name and Title)

                              EXHIBIT A CONTINUED









                                  WORK LETTER

                                      FOR

                               LINCOLN NATIONAL

                                   SUITE 100









                                 NORTHCREEK II
                            5755 MARK DABLING BLVD.
                          COLORADO SPRINGS, CO 80919

                                   CONTENTS


Section                                                             Page
- -------                                                             ----
   1         General Requirements

   2         Site Work

   3         Concrete Work

   4         Masonry Work

   5         Metals & Structural Steel

   6         Wood & Plastics

   7         Thermal & Moisture Protection

   8         Glazing, Doors, Hardware & Windows

   9         Finishes

   10        Specialties

   11        Equipment

   12        Furnishings

   13        Special Construction

   14        Conveying Systems

   15        Mechanical

   16        Electrical


                                   SECTION 1
                                   ---------

                             GENERAL REQUIREMENTS
                             --------------------

1.1    MATERIALS: Unless otherwise specified, all materials shall be new, and in
       ----------
       compliance with the specifications set forth at the time of construction. Where more than one material for the same size and service is listed, either material or brand may be selected, but that selection must be used throughout the project. All materials must meet the ASTM and ANSI standards and be in compliance with Section 1.5 of this document.

1.2    CLEANING: The Contractor shall keep the premises and adjoining areas free
       ---------
       from excess waste material and debris, and upon completion of the work shall remove from the premises all rubbish, tools, equipment and surplus materials and leave the building clean and free of debris, all glass washed, and tile floors waxed.

1.3    SUBSTITUTIONS AND/OR VARIATIONS: Substitutions, variations or deviations
       --------------------------------
       shall be permitted, but not without prior approval of Architect and Tenant or their authorized representatives. Substitution shall be considered only on the basis of product availability or prohibitive lead time.

1.4    GUARANTEE/WARRANTY: The Contractor shall enforce a specific and
       -------------------
       unconditional warranty on all materials, workmanship, equipment, fixtures and sub-assemblies subject to normal use and maintenance for a period not to exceed one (1) year from the date of final acceptance of the space. Said warranty shall not be exclusive of implied or specific warranties enforced by manufacturers and/or suppliers of aforementioned materials, equipment, fixtures and/or sub-assemblies. The General Contractor shall prepare and supply to the Owner, an Owners Manual incorporating all
                                           -------------
       guarantees, warranties, operating instructions and maintenance procedures as they apply to the aforementioned, and is to be delivered to the Owner upon acceptance of the construction of each respective project.

1.5    CODES, ORDINANCES & STANDARDS: All interior tenant finish construction
       ------------------------------
       shall be constructed in accordance with the drawings and these Specifications shall comply with all of the following:

       1.          Building Code - Uniform Building Code
       2.          Plumbing Code - Uniform Building Code
       3.          Mechanical Code - Uniform Building Code
       4.          Electrical Code - National Electric Code
       5.          Local Codes, Ordinances, & Standards
       6.          SMACNA Standards
       7.          NEMA Standards
       8.          U.L. Approvals
       9.          American Woodwork Institute

1.6    TENANT RESPONSIBILITIES: The following items are not a part of this work
       ------------------------
       letter and if so desired, are to be furnished by the tenant:

       1.          Furniture, files and accessories
       2.          Vending machines
       3.          Coffee makers
       4.          Racks, bins, work benches, pallets
       5.          Copying machines
       6.          Telex
       7.          Waste receptacles
       8.          Conveyors and conveying equipment
       9.          Food service equipment and supplies

1.7    DRAWING APPROVAL PROCESS: Tenant will be responsible for signing off on a
       -------------------------
       final space plan prior to start of final tenant finish contract documents. Upon completion of contract documents, tenant will be responsible for signing off on drawings prior to start of tenant finish work.

                                   SECTION 2
                                   ---------

                                   SITE WORK
                                   ---------

2.1    UTILITY CONDUIT: Three (3) 4" PVC conduit runs from existing NorthCreek I
       ----------------
       building to NorthCreek II with appropriate pull boxes.

                                   SECTION 3
                                   ---------

                                 CONCRETE WORK
                                 -------------

3.1    SAW CUTTING & DRILLING of the existing concrete slab shall take place for
       ----------------------
       the installation of pipes, ducts, wiring, etc. as required. The size of the penetration shall be determined by the size of pipe, duct, wiring, etc. to penetrate floor. Contractor shall coordinate. All voids shall be filled with concrete or with fiber safing insulation.

3.2    STONING: The existing concrete slab shall be leveled where determined
       --------
       necessary by the architect. Floor stone shall be applied and ground so as to create a smooth and level surface for the application of floor finishes. All joints and cracks shall be filled to create a smooth and level surface.

                                   SECTION 4
                                   ---------

                                 MASONRY WORK
                                 ------------

                        No requirement under Section 4

                                   SECTION 5
                                   ---------

                           METAL & STRUCTURAL STEEL
                           ------------------------

                        No requirement under Section 5

                                   SECTION 6
                                   ---------

                               WOODS & PLASTICS
                               ----------------

6.1    RECEPTION STATION: One reception station comprising of architectural wood
       ------------------
       work, plastic laminate and wood laminate casework.

       6.1.1       Laminates: Color, pattern and finish required for each
                   ----------
                   application as manufactured by formica or Wilsonart.

       6.1.2       Architectural woodwork: Premium grade walnut used where
                   -----------------------
                   hardwood is indicated. Finish to be 2 coats high solids lacquer (Velvet).

6.2    RESTROOM COUNTERS: Cast units of epoxy or other resins, binders, pigments
       ------------------
       and graining pattern as manufactured by DuPont "Corian" or equal.

                                   SECTION 7
                                   ---------

                         THERMAL & MOISTURE PROTECTION
                         -----------------------------

7.1 WALL INSULATION BLANKETS shall be 3 1/2" thick and 16" or 24" wide to conform with the corresponding stud layout. Refer to drawings for height. Blankets shall be as manufactured by Owens-Corning or equal and shall conform to the following requirements:

       7.1.2       Sound Insulation Blankets shall be unfaced fiberglass with an
                   -------------------------
                   R-11 thermal resistance.

                                   SECTION 8
                                   ---------

                      DOORS, GLAZING, WINDOWS & HARDWARE
                      ----------------------------------

8.1    DOOR FRAMES: Door frames shall be Raco series as manufactured by Ragland
       ------------
       Manufacturing Company in Houston, Texas. Frames shall encompass the finished wall thickness and attach to the wall with all fasteners concealed. All frames shall receive a hard, dark bronze, "Duralaq" finish. Frames shall conform to the following requirements:

       8.1.1       Aluminum Door Frames shall be series 487, prestige, with full
                   --------------------
                   length aluminum "separate studs". Separate studs shall be installed by framing subcontractor.

       8.1.2       Steel Door Frames shall be series 487, adjustable,
                   -----------------
                   freestanding frames.


       8.1.3       One Hour Rated Door Frames shall be hollow metal painted to
                   --------------------------
                   match Duralaq finish.

8.2    WOOD DOORS: All wood doors shall be solid core, flush panel style. Doors
       -----------
       shall receive premium grade, walnut veneer on both faces and edges. All doors to be machined for hardware. Where noted on the door schedule to be "labeled" doors, the entire assembly of the door, frame and hardware shall bear the underwriters label. All wood doors to meet AWI Quality Standards of Architectural Woodwork Institute. Finish by Architect.

       8.2.1       Acceptable Manufacturers: Buell, Weyerhauser, Calwood.
                   -------------------------

       8.2.2       Door Types:
                   -----------

                   8.2.2.1 3'-0" x 8'-4" Flush interior doors: 1 3/4" thick, solid core with walnut face and edge veneers premium grade; face veneer plain sliced.

                   8.2.2.2 3'-0" x 8'-4" Fire rated flush door: 1 3/4" thick; walnut faced, edge veneers; premium grade.

8.3    INTERIOR WINDOWS: UL labeled interior windows shall conform to the
       -----------------
       following requirements:


       8.3.1       Interior Window Frames shall be the "Raco" series Prestige
                   ----------------------
                   prefinished aluminum borrowed lite frame as supplied by Ragland Manufacturing Co., Inc., Houston, Texas. Frames shall encompass the finished wall thickness and attach to the wall with all fasteners concealed. All frames, continuous headers and moldings shall receive a hard, dark bronze, Duralaq finish.


       8.3.2       Glass for windows & sidelites shall be 1/4" thick glazing
                   -----------------------------
                   quality clear tempered.

       8.3.3       Glass for windows & sidelites in fire rated walls shall be
                   -------------------------------------------------
                   1/4" thick glass reinforced with 24 guage wire mesh embedded in glass with openings no longer than one square inch.

8.4    HARDWARE & SPECIALTIES shall conform to the following requirements:
       ----------------------

       8.4.1       Mortise lockset shall be interchangeable core Type 24H
                   ---------------
                   Series, 24H6FW-612, US10 Finish, as manufactured by Best Lock Corporation.

       8.4.2       Cylinder locksets shall be interchangeable core type, medium
                   -----------------
                   duty series, 53K-6A6-C-53-612, US10 Finish as manufactured by Best Lock Corporation.

       8.4.3       Passage set shall be semi-heavy duty series, 53KON6-53-612,
                   -----------
                   US10 finish as manufactured by Best Lock Corporation.



       8.4.4       Dummy knob for inactive leafs of double doors shall be
                   ----------
                   semi-heavy duty series 53KDTS-612, US10 finish as manufactured by Best Lock Corporation. Mount on surface.

       8.4.5       Deadlocks shall be 57T6S, US10 finish, as manufactured by
                   ---------
                   Best Lock Corporation.

       8.4.6       Finger pulls for pocket doors shall be sliding door
                   ------------
                   combination pull, No. 100, US4 finish as manufactured by Quality Hardware Manufacturing Company.

       8.4.7       Finger pulls for bypass doors shall be 2 1/2" diameter, No.
                   ------------
                   71, US4 finish, as manufactured by Quality Hardware Manufacturing Company.

       8.4.8       Finger pulls for bifold doors shall be knob type, No. 291,
                   ------------
                   US4 finish, as manufactured by Quality Hardware Manufacturing Company.

       8.4.9       Butts shall be 4 1/2" x 4" Hager, AB920. Attach with
                   -----
                   self-drilling and tapping screws.

       8.4.10      Wall mounted stop shall be No. 302, US4 finish, as
                   -----------------
                   manufactured by Quality Hardware Manufacturing Company.

                                   SECTION 9
                                   ---------

                                   FINISHES
                                   --------

9.1    GYPSUM DRYWALL shall consist of 3 5/8" metal stud at 16 or 24 on center
       --------------
       with 5/8" gypsum board each side. Standard office wall to 8'-6" A.F.F.

       9.1.1       Gypsum drywall finish shall be smooth and continuously flat
                   ---------------------
                   surface free from ripples, ridges or dents and shall receive a "knock down" type texture.

       9.1.2       Paint: Interior gypsum board shall receive no less than 2
                   ------
                   coats of flat latex paint.

                   9.1.2.1 Restroom areas shall receive no less than 1 coat flat
                           --------------
                   latex paint, plus no less than 1 coat semi-glass latex enamel.

9.2    ACCOUSTICAL & CEILING SYSTEMS:
       ------------------------------

       9.2.1       Ceiling board shall be 2x4 5/8" lay-in panels with 2x2
                   -------------
                   scribbled face as manufactured by Armstrong; style Second Look No. 2767B.

       9.2.2       Exposed suspended grid system shall be 2x4 "DX Series" with
                   -----------------------------
                   baked on white enamel finish on all exposed faces.

9.3    FINISH FLOORING:
       ----------------

       9.3.1       Carpet shall be 18"x18" carpet tiles as manufactured by
                   ------
                   Milliken or Interface or equal.

       9.3.2       Vinyl composite tile shall be 12"x12"x1/8" Excelon as
                   --------------------
                   manufactured by Armstrong.

       9.3.3       Ceramic tile shall be 2"x2" as manufactured by Dal Tile,
                   ------------
                   Winburn or equal.

       9.3.4       Vinyl base shall be Flex Dove VC-300 burnt umber unless
                   ----------
                   otherwise specified. Straight 4" base at carpeted areas and cove 4" at vinyl tile areas.


                                  SECTION 10
                                  ----------

                                  SPECIALTIES
                                  -----------

10.1   Moveable Wall shall be a panelized system consisting of ceiling mounted
       -------------
       track and rollers as manufactured by Emco or equal.

10.2   CABLE DISTRIBUTION shall be achieved through the use of a J hook system
       ------------------
       supported from structure above traveling from cable distribution point along approximate center of each wing.


10.3   TOILET ROOM MATERIALS: All materials shall conform to the following
       ----------------------
       requirements:


       10.3.1      Roll paper holder shall be surface mounted, B-685 as
                   -----------------
                   manufactured by Bobrick. See Drawings for mounting height and locations.

       10.3.2      Towel dispenser and waste receptacle shall be recessed
                   ------------------------------------
                   mounted, #B-369 as manufactured by Bobrick. See drawings for mounting height and locations.

       10.3.3      Mirror shall be as sized per the drawings with a chrome
                   ------
                   perimeter frame.


       10.3.4      Toilet partitions shall be ceiling mounted partition with all
                   -----------------
                   stalls having doors. Partitions are finished with a baked enamel custom color.

                                  SECTION 12
                                  ----------

                                   EQUIPMENT
                                   ---------

                        No requirement under Section II

                                  SECTION 12
                                  ----------

                                  FURNISHINGS
                                  -----------

                        No requirement under Section 12

                                  SECTION 13
                                  ----------

                             SPECIAL CONSTRUCTION
                             --------------------

                        No requirement under Section 13

                                  SECTION 14
                                  ----------

                               CONVEYING SYSTEM
                               ----------------

                        No requirement under Section 14

                                  SECTION 15
                                  ----------

                                  MECHANICAL
                                  ----------

15.1   PLUMBING FIXTURES: Plumbing fixtures shall conform to the following
       ------------------
       requirements:

       15.1.1      Stainless steel sink shall be 3 hole (unless otherwise
                   --------------------
                   noted), self rimming stainless steel sink as manufactured by Just.


       15.1.2      Electric water heaters shall be standard Courier model CV-No.
                   ----------------------
                   of Gals.-I MSI-K as manufactured by State Industries or equal. Connect with a dielectric union and 3/4" temperature and pressure relief valve. Pipe relief to floor drain. Number of gallons to be determined.

       15.1.3      Floor drain shall be Smith 2" with brass strainer, Smith,
                   -----------
                   Josam or equal.

       15.1.4      Watercloset shall be Kohler, Water Guard, K-4430-ET. Include
                   -----------
                   the following: Seat-Bemis 1355SSLC, Valve-Sloan #110-HL3-3.

       15.1.5      Lavatory shall be American Standard, Oval Horizon #3303.013
                   --------
                   with the following components: Central Brass Faucet #467 PAV with EL handles, 17 ga. chrome plated drain riser, P-trap, escutcheons, fittings and valves.

15.2   HVAC SYSTEM:
       -----------

       15.2.1      Design conditions: HVAC system will follow the design
                   ------------------
                   criteria below:

                                            Outside Air           Inside Air
                                            -----------           ----------
                   Cooling Season           95FDB & 59 FWB        78 FDB
                   Heating Season           1 FDB                 72 FDB

                   Conference rooms, breakroom, restrooms will have exhaust systems as required.

       15.2.2      General HVAC System Overview: The system is a variable air
                   -----------------------------
                   volume with perimeter fan powered boxes for heat. System will be zoned in increments of approximately 800 square feet per zone, depending on north, east and west orientation. Corners will be zoned separately. Final distribution of air quantities will be determined through load calculation gathered from tenant on occupant load densities, heat producing equipment, lighting, etc.

                   15.2.2.1 Specialized areas such as conference room will be zoned separately.

                                  SECTION 16
                                  ----------

                                  ELECTRICAL
                                  ----------

16.1   LIGHTING FIXTURES:
       ------------------

       16.1.1      Fluorescent troffer lighting shall be 2'x 4' #2GA-440-A12 or
                   ----------------------------
                   2'x 2' #2GA-3U40-A12 as manufactured by Lithonia. Fixtures shall be installed with a system #747 soft wire connection system as manufactured by Dual-Lite or Reloc System #704. All ballasts shall be energy efficient type, Advance MK111 or equal.

       16.1.2      Incandescent Down-Lighting shall be 7054 clear downlight or
                   --------------------------
                   7029 clear wall washer as manufactured by Lightolier. Refer to fixture schedule on the drawings for lamp sizes.

       16.1.2      Emergency Power Source for fluorescent lighting shall be
                   ----------------------
                   "Lampak II", #UFO-2 as manufactured by Dual-Lite. Connect to one set of lamps.


       16.1.3      Modular Wiring shall be #747 system as manufactured by Dual-
                   --------------
                   Lite, Reloc System #704 as manufactured by Lithonia or an approved equal.

       16.1.4      Lamps: All general service incandescent lamps shall be of the
                   ------
                   inside frosted type. All fluorescent lamps shall be "cool white" in color. Par lamps, mercury vapor, metal halide and highpressure sodium lamps and fixtures shall be as specified on Lighting Schedule on the drawings. Lamps shall be General Electric, Sylvania, Westinghouse, Norelco, or an approved equal.


       16.1.5      Exit Signs shall be the "Exquisite" series, green face with
                   ----------
                   self-contained battery pack, as manufactured by Dual-Lite. Install wall mount or ceiling mount, 120 volt or 277 volt as shown on drawings.


16.2   ELECTRICAL FLOOR BOXES: shall be installed for power and telephone
       -----------------------
       distribution to tenant supplied work station race ways.


       16.2.1      One phone outlet box shall be installed per single office.

       16.2.2 Two electrical duplex outlets shall be installed per single office.

                             RULES AND REGULATIONS

 1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to leased premises shall be surrendered to Lessor upon termination of this Lease.

 2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

 3. Lessee shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

 4. Lessee shall not place, install or operate on the leased premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor.

 5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

 6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

 7. Employees of Lessor shall not receive or carry messages for or onto any Lessee or other person or contact with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

 8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

 9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing of injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires on the leased premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking priveleges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its leased premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Movement in or out of the building of furniture or office supplies and equipment, or dispatch or receipt by Lessee of any merchandise or materials which requires use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and carried out in the manner agreed between Lessee and Lessor by prearrangement before performance. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and properties arising in connection with any said movement.

15. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

16. Lessee shall not lay floor covering within the leased premises without written approval of the Lessor. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

17. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the building or project.

18. Lessor reserves the right to exclude from the building or project, between the hours of 6:00 p.m. and 7:00 a.m. on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the building or project security personnel and who do not present a pass to the building signed by the Lessee. Each Lessee shall be responsible for all persons for whom he supplies a pass.

19. It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be necessary, for the safety, care and cleanliness of the leased premises and for the preservation of good order therein.

      ADDENDUM to Commercial Lease Agreement by and between Lincoln National Life Insurance Company as Lessee and Bradford Property Company, Inc. as Lessor dated 7/28, 1989.

      1. RENT ABATEMENT: Lessee shall have the right to occupy the leased premises on the Commencement Date (approximately July 1, 1990) but Lessee will not be required to pay monthly base rent (except for Lessee's share of operating expenses) for the first three (3) months of the lease term.

      2. TENANT FINISH: Lessor, at its sole cost, agrees to construct the tenant finish improvements in the leased premises using building standard materials in accordance with plans and specifications which will be identified on an exhibit to this lease when completed and which will be developed from the space plan attached hereto as Exhibit A. The parties agree to work diligently to have space plans drawn and approved by July 31, 1989. If the leased premises are not ready for occupancy because of delays attributable to Lessee (such as changes by Lessee to its finish requirements after approval of the initial design, delays in providing information or approving space plans and drawings, etc.) the lease term shall commence on the date the leased premises would have been substantially completed and ready for occupancy in the absence of such delays, which date is agreed to be the estimated completion date set forth in paragraph
1.02 (July 1, 1990). However, if the leased premises are not ready for occupancy because of delays attributable to Lessor, the lease term shall not commence until the leased premises are ready for occupancy except that for each day of delay after the completion date attributable solely to Lessor, Lessor shall pay Lessee $1,000 per day for the first 30 days of delay and $2,500 per day for each day thereafter, payable upon Lessee's occupancy of the leased premises. However, this penalty will not be payable for Lessee delays or delays arising from causes not reasonably within the control of Lessor, its agents, employees or independent contracts.

      The parties acknowledge that the building for North Creek II must be built by Lessor and that the time requirements for performing various obligations under this lease are critical. Therefore, the parties each agree to use their best efforts to perform the following tasks on the following schedules, which dates shall be used to establish delays for purposes of setting the Completion
Date:

                                            Performing           Completion
      Task                                  Party                Date
      ----                                  ----------           ----------
      Lease Execution                        Both parties        07/31/89

      Space Plan Approval                    Lessee              07/31/89

      Approval of Construction
      Drawings for Leased Premises           Lessee              08/30/89

      Commence Construction
      of Building                            Lessor              10/02/89

      Construction Completed                 Lessor              07/01/90

      Even though Lessee is required to approve the construction drawings for the leased premises by August 30, 1989, Lessee shall have the right to modify the drawings for the premises up until December 29, 1989 so long as the changes do not increase the cost for the improvements or delay the construction schedule. If substantial completion of the leased premises is delayed for more than 120 days due to delays within Lessor's control, then Lessee may, at its option, terminate this lease by giving written notice of the termination to Lessor on or before five business days after the 120th day of such delay. Lessee may not terminate this lease due to delays attributable to Lessee or Acts of God or Force Majeure. If Lessor has not received the termination notice from Lessee before the close of business on the 5th business day after the 120th day of Lessor delays, Lessee's right to terminate this lease under this paragraph shall expire and this lease shall remain in full force and effect.

      3. REMODEL OF LEASED PREMISES. At any time after the second year of the lease term, Lessor will, at its sole cost, repaint the leased premises using building standard paint and materials. Lessee must give Lessor 60 days prior written notice requesting such repainting and Lessor will complete the work within 120 days after receipt of Lessee's written request. Lessor's obligation to repaint the leased premises shall be a "one-time" obligation during the primary lease term only.

      4. RENEWAL OPTION: If Lessee is not in default on any of the terms, conditions or covenants of the lease either on the date Lessee gives Lessor the renewal notice required below or at the end of the primary term or first or second renewal term of this lease as appropriate, Lessee, but not any assignee or subtenant of Lessee, shall have the right to renew this lease for three additional terms of 60 months each upon the same terms and conditions contained in this lease except: (a) the third renewal option term will contain no further renewal options unless expressly granted by Lessor in writing; and (b) the rental for the renewed term shall be based upon the then prevailing rental terms for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of Lessee to be taken into account.

       If Lessee desires to renew this lease, Lessee will notify Lessor of its intention to renew not less than twelve (12) months prior to the expiration date of the lease. Lessor shall, within the next fifteen (15) days, notify Lessee in writing of the proposed renewal rate. Lessee shall, within the next fifteen (15) days following receipt of the proposed rate, notify Lessor in writing of its acceptance or rejection of the proposed rental rate. If Lessor and Lessee, within ten (10) days following notice of Lessee's rejection of the proposed rental rate, fail to mutually agree in writing upon a rental rate for the renewal term, then such failure terminates any renewal option pursuant to this paragraph.

       5. ATTORNEY'S FEES: In the event either party brings an action to enforce or interpret this lease, or otherwise engages an attorney to assist in any such actions, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and cost of suit.

       6. EXCESS OPERATING EXPENSES: If, during any calendar year of this lease, less than 100% of the space in the building is leased, then it is agreed that the operating expenses shall be computed as though the building had been 100% leased for such calendar year, and Lessor shall bear all such cost appropriately allocated to the unleased space of the building.

       7. SIGNAGE: Subject to city ordinances, building codes and NorthCreek Business Park standards, Lessee shall have the right to have one sign either mounted on the facia of NorthCreek I or a monument sign erected between NorthCreek I and I-25 (subject to the approval of the owner of NorthCreek I) either of which shall be in a location and design acceptable to the parties. Lessor shall pay for the design and installation of the sign, but in no event shall the cost of the sign exceed $10,000. Lessor shall also provide building standard signage in the lobby directory and at the suite entrance. Lessee must approve of the sign type selected herein on or before March 31, 1990.

       8. PARKING: Lessor will provide a minimum of 575 parking spaces, of which a minimum of 150 shall be in an underground parking garage.

       9. LESSOR REPAIRS: Lessor shall make any repairs required under this Lease to be made by Lessor within a reasonably prompt time after Lessor becomes aware of the needed repair. If Lessor has not commenced the repair or is not proceeding diligently to the prompt completion thereof and the condition unreasonably interferes with Lessee's business operations, Lessee may initiate the repair but only after Lessee has given ten business days prior written notice of its intent to do so to Lessor and to the lender whose loan is secured by a first lien encumbrance on the project. The lender shall have the right during that ten day period to initiate the repair and proceed diligently to completion thereof, otherwise Lessee may effect the repair using reputable contractors and prudent business practices to avoid liens on the project. Lessee may then offset the reasonable cost of such repairs against the next base rent payments due.

      10. STANDARD FOR CONSENT: Except as otherwise provided in this lease, whenever any act shall be subject to the prior consent or approval of a party, such consent or approval shall not be unreasonably withheld. "Reasonable" shall be construed to be that which is commercially reasonable.

      11. QUIET ENJOYMENT: Provided Lessee is not in default hereunder, Lessee shall and may peacefully and quietly have, hold and enjoy the premises for the term hereof.

      12. PROCEDURE FOR ACCEPTANCE OF PREMISES: With reference to Lessee's acceptance of the condition of the premises, Lessor and Lessee agree to conduct two (2) inspection walk-throughs of the leased premises. One will be one day prior to Lessee's occupancy, and at that time a punchlist of items either incomplete or in need of repair will be created. The second walk-through will be thirty (30) days after Lessee has taken occupancy. The purpose of the second walk-through is to ensure that all items from the punchlist are completed and that all major building systems are operating properly to permit Lessee's use of the leased premises.

     13. LESSEE'S INSURANCE REQUIREMENTS: Lessee shall, at its own expense, procure and maintain throughout the term of this Lease:

          (1) Comprehensive public liability insurance, without deductible, insuring Lessee's activities with respect to the leased premises against liability for personal injury or death, and property damage occuring on or about the leased premises, in amounts no less than $3,000,000 combined single limit; and,

          (2) Worker's compensation insurance in at least the statutory amounts with respect to any work or other operation in or about the leased premises.

     Lessor and Lessor's mortgagee, if any, shall be named as additional insureds under such insurance and such insurance shall be primary and noncontributing with any insurance carried by Lessor. The liability insurance policy shall contain endorsements requiring thirty (30) days notice to Lessor prior to any cancellation or any reduction in amount of coverage. Lessee shall deliver to Lessor, as a condition precedent to its taking occupancy of the leased premises, a Certificate or Certificates evidencing such insurance.

     14. GOVERNING LAW. Any interpretation of this lease, or any other determination of the rights or liabilities or the parties hereto shall be governed by the law of the state of Colorado.

     15. TIME OF ESSENCE. Time is of the essence for all the provisions of this Lease.

     16. HAZARDOUS OR TOXIC CHEMICAL, WASTE OR OTHER SUBSTANCES: Lessor represents that, to the best of Lessor's knowledge, Lessor, nor any affiliate, subsidiary or employee of Lessor, has never caused or permitted any hazardous waste to be placed, held, located or disposed on, under or at the leased premises or in the building, and that no concentrations of asbestos are present in the building or the leased premises. For purposes of the foregoing sentence, "concentrations of asbestos" means either material containing more than 1% asbestos or the excess of (1) the standards issued by the United States Environmental Protection Agency ("EPA"), or (2) the "action level" established by the U.S. Department of Labor, Occupational Health and Safety Administration ("OSHA"), or (3) standards established by applicable state regulatory agency rules as such excess is defined as of the date of this lease.

     17. Lessee represents that no hazardous wastes will be treated, stored or disposed of on the leased premises by Lessee and that no petroleum or hazardous substances will be disposed of on the leased premises by Lessee. Lessee represents that it does not have any permits or identification numbers issued by the United States Environmental Protection Agency or by any state, county or municipal agencies with respect to its operations on the leased premises, except those listed below.

                            STANDARD FORM SUBLEASE

1.   PARTIES
     -------

     This Agreement is entered into by and between Lincoln National Life Insurance Company, an Indiana corporation, Sublessor, and Optika Imaging Systems, Inc., a California corporation, Sublessee, as a Sublease under the Lease covering office space in NorthCreek II located at 5755 Mark Dabling Blvd., Colorado Springs, Colorado 80919 and dated July 28, 1989 entered into by Equi-Creek Associates, a Joint Venture by: The Equitable Life Assurance Society of the United States, as Lessor, and Sublessor under this Sublease, as Lessee. The parties hereby confirm that the lease is in full force and effect, unchanged and unmodified except in accordance with this Agreement. It is understood and agreed that all terms and expressions when used in this Agreement have the same meaning as they have in the Lease. A true copy of the Lease has been delivered to Sublessee, and the latter hereby acknowledges receipt thereof, and it has read the same and fully understands its contents. This Sublease shall not be effective unless executed by all three parties.

2.   PROVISIONS CONSTITUTING SUBLEASE
     --------------------------------

     (a) Except as otherwise provided in paragraph 2(b) hereof, this Sublease is subject to all of the terms and conditions of said Lease, and Sublessee shall assume and perform the obligations of Sublessor and Lessee in said Lease, to the extent said terms and conditions are applicable to the premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the subleased premises any act or omission which shall violate any term or condition of the Lease. In the event of the termination of Sublessor's interest as Lessee under said Lease for any reason, then this Sublease shall terminate coincidentally therewith without any liability of Lessor to Sublessee. In the event Sublessee and Lessor are unable to enter into a new lease agreement between the parties, if and when Sublessor's interests are terminated prior to the third anniversary date of this Sublease Agreement as outlined herein, Sublessor will pay to Sublessee $100,000.00 for the purposes of relocating Sublessee to another building. Sublessor will have no liability to relocate Sublessee after the third anniversary date of this Sublease.

     (b) All the terms and conditions contained in said Lease are incorporated herein except for Article(s) "none" as terms and conditions of this Sublease (with each reference therein to Lessor and Lessee to be deemed to refer to Sublessor and Sublessee) and, along with all of the Paragraphs set out in this Sublease, shall be the complete terms and conditions of this Sublease.

3.   PREMISES
     --------

     Sublessor leases to Sublessee and Sublessee hires from said Sublessor the following described premises together with the appurtenances, situated in the City of Colorado Springs and County of El Paso, State of Colorado, to wit:

          Approximately 15,820 rentable square feet of office space as cross hatched and outlined on Exhibit A, attached hereto and made a part hereof, said area being also identified as Suite 100 of 5755 Mark Dabling Blvd., Colorado Springs, Colorado, NorthCreek II.

4.   BASE RENTAL
     -----------

     Sublessee shall pay to Sublessor without deduction, setoff, prior notice or demand, as rental, per the following rent schedule listed below in advance on the first day of each month in lawful money of the United States of America, commencing on the 1st day of December 1992, and continuing throughout June 30, 1997.

          12/01/92-07/31/93   $ 8,503.25, per month
          08/01/93-11/30/94   $18,453.86, per month
          12/01/94-06/30/97   $19,304.19, per month

     Monthly rental for any partial month shall be prorated at the rate of 1/30th of the monthly rental per day. Rent shall be paid to Sublessor at P.O. Box 2266, Fort Wayne, Indiana 46801, Attn: Director, Field Office Facilities, or at such other place or places as Sublessor may from time to time direct in writing.

     Receipt of $17,006.52 is hereby acknowledged for rental for the first two months along with an additional amount of $20,000.00 for consideration of the execution of this Sublease. In the event Sublessee is not in default of this sublease, upon Sublessee vacating the premises, the amount paid in consideration for the execution shall be promptly returned to Sublessee after first deducting any sums owing to Sublessor.

5.   OPERATING EXPENSES
     ------------------

     (a) In the event Sublessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Sublease, exceed the sum of $4.50 per rentable square foot, Sublessee agrees to pay as additional rent Sublessee's pro rata share of such excess operating expenses. However, in no event will Sublessee be charged or assessed an operating expense in excess of $4.50 per rentable square foot for calendar year 1993. Within six months following the close of each calendar year, Sublessor shall provide Sublessee an accounting showing in reasonable detail all computations of additional rent due under this section.

          In the event the accounting shows that the total amount of operating expenses for the building exceeds $4.50 per rentable square foot, the accounting shall be accompanied by an invoice to Sublessee for the additional rent.

          For definition of operating expenses, please refer to paragraph 2.03 of the Lease.

     (b) Sublessee shall not be responsible for payment of any increase in the real property taxes or insurance premiums as a result of a transfer, sale or assignment of all or a portion of the building by the Lessor.

6.   TERM
     ----

     (a) The term of this Sublease shall be for a period of fifty five (55) months, commencing on the 1st day of December 1992, and ending on the 30th day of June 1997.

     (b) In the event Sublessor is unable to deliver possession of the premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, but Sublessee shall not be liable for rent until such time as Sublessor delivers possession of the premises to Sublessee, and the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all of the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental rate as that prescribed for the first month of the term, and prorated for each partial month (during said period) at the rate of 1/30th of said monthly rate for each day.

7.   USE & OPERATIONS
     ----------------

     (a) Sublessee shall use the premises for general office use and no other purpose without the prior written consent of Sublessor and Lessor.

     (b) All building services will be provided Sublessee at no additional cost during its normal hours of operation Monday through Friday, 7:00 am. to 6:00 p.m., Saturday 7:00 a.m. to 3:00 p.m. and Sunday 10:00 a.m.
          to 3:00 p.m. It is acknowledged that Sublessee's business involves that use of computers, electrodata processing machines, and the like, for which there will not be any additional charge pursuant to paragraph 4.04 of the Lease.

8.   TENANT FINISH ALLOWANCE
     -----------------------

     Sublessor will remodel the leased premises in accordance with mutually approved plans, but in no event shall the hard and soft costs for the buildout exceed $158,200.00. If Sublessee makes any changes to the approved plans and the changes increase the amount Sublessor would have paid had the changes not been made, the excess shall be paid by Sublessee to Sublessor in cash one-half upon approval of working drawings and the remaining half upon substantial completion of the improvements. If the leased premises are not ready for occupancy because of delays attributable to Sublessee (such as changes by Sublessee to its finish requirements after approval of the initial design, delays in providing information or approving space plans and drawings, etc.) the sublease term shall commence on the date the leased premises would have been substantially completed and ready for occupancy in the absence of such delays which date is agreed to be December 1, 1992.

     Completing the tenant finish improvements is not a condition precedent to Sublessee's obligations hereunder and failure to provide the tenant finish improvements shall not relieve Sublessee of its duty to pay rent and perform its obligations hereunder if such failure is attributable to Sublessee's failure to determine its requirements, approve plans and specifications or otherwise facilitate completion of the tenant finish improvements. However, if the leased premises are not ready for occupancy because of delays attributable to Sublessor, the sublease term shall not commence until the leased premises are ready for occupancy.

     Sublessee and Sublessor will coordinate all aspects of Sublessee's tenant finish buildout with Lessor's agent, Sierra Properties, Inc.

9.   PARKING
     -------

     All parking spaces provided pursuant to the Lease shall be unallocated. Sublessee shall be entitled to two (2) unallocated covered spaces and 2.5 unallocated uncovered spaces per 1,000 rentable square feet of space leased.

10.  TIME OF ESSENCE
     ---------------

     In the event the premises are not delivered to Sublessee by December 1, 1992, Sublessor shall pay to Sublessee $800.00 per day for each and every day beyond December 1, 1992 for which Sublessee's occupancy does not occur because of delays attributable to Sublessor.

11.  NOTICES
     -------

     All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Sublessor or Sublessee, respectively, at the address set forth at the end of this Sublease.

12.  ASSIGNMENT AND SUBLETTING
     -------------------------

     Independent of and in addition to any provisions of said Lease, it is understood and agreed that the Sublessee shall not assign this Sublease or any interest therein, and shall not sublet said premises or any part thereof, nor any right or privilege appurtenant thereto, and shall not suffer or permit any other person (excepting agents, servants or associates of the Sublessee) to occupy or use said premises, or any portion thereof, without the prior written consent of the Sublessor. Further, any assignment or subletting by Sublessee without such prior written consent of Sublessor shall be void and shall, at the option of Sublessor, terminate this Sublease.

13.  INSURANCE
     ---------

     Sublessee hereby agrees to obtain and keep in full force and effect throughout the term of this Sublease public liability and hazard insurance on the premises in such form and for such amounts as may be required under the Lease, thus allowing Sublessor to cancel or suspend its present policy on the premises through the Sublease term.

Dated:
      ----------------------------

     SUBLESSOR                                        SUBLESSEE

Lincoln National Life Insurance              Optika Imaging Systems, Inc.,
Company, an Indiana corporation              a California corporation

By:                                          By:  /s/ Harvey Jeane
   -------------------------------              ----------------------------
                                                Harvey Jeane, President

Address:                                     Address:  980 Enchanted Way
        --------------------------                   -----------------------
                                                  Suite 101
- ----------------------------------           -------------------------------
                                                  Simi Valley, CA  93065
- ----------------------------------           -------------------------------

The undersigned, Lessor under said Lease, hereby consents to the subletting of the premises described in Exhibit A on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease, nor to any amendments of this Sublease, and said consent to an approval of said Sublease by the Lessor shall not be construed to release, discharge or otherwise affect or diminish the liability of Sublessor to fully and faithfully comply with all covenants, terms and conditions of said Lease, irrespective of Sublessee's performance under said Sublease.

Dated:                                     The Equi-Creek Associates, a Joint
      ----------------------------         Venture by: The Equitable Life
                                           Assurance Society of the United
                                           States (Lessor)

Attested By:                               By: /s/ STEVEN R. DYER
            ----------------------            --------------------------------
                                              Steven R. Dyer, Attorney in Fact

                                   EXHIBIT A





               (NORTHCREEK II First Floor Diagram Appears Here)

                FIRST MODIFICATION AND RATIFICATION OF SUBLEASE

     This First Modification and Ratification of Sublease Agreement is made and entered into between The Lincoln National Life Insurance Company, an Indiana corporation, as Sublessor, and Optika Imaging Systems, Inc., a California corporation, as Sublessee and The Equitable Life Assurance Society of the United States, as Lessor, under a Lease agreement between The Equitable Life Assurance Society of the United States and The Lincoln National Life Insurance Company.

                             W I T N E S S E T H :

     Sublessor and Sublessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Standard Form Sublease agreement dated October 9, 1992 for the rental of space under the Lease covering office space in NorthCreek II located at 5755 Mark Dabling Blvd., Colorado Springs, Colorado dated July 28, 1989 and Modification and Ratification of Lease dated July 23, 1991 entered into by The Equitable Life Assurance Society of the United States, as Lessor, and The Lincoln National Life Insurance Company, as Lessee, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

Suite 100 (15,820 rentable square feet)
5755 Mark Dabling Blvd.
Colorado Springs, CO  80919

1.  SUBLEASED PREMISES:  Paragraph 3 of the Sublease is hereby amended to
    -------------------
    provide that the square footage shall increase by 5,599 rentable square feet, as outlined on the attached Exhibit A, from 15,820 rentable square feet to 21,419 rentable square feet effective March 1, 1994.

2.  BASE RENTAL:  Paragraph 4 of the Sublease is hereby amended to provide that
    ____________
    the monthly base rent shall be as follows commencing on the 1st day of March 1994 and continuing through the 30th day of June 1997.

          03/01/94 - 11/30/94       $24,988.83 per month
          12/01/94 - 06/30/97       $26,149.03 per month

3.  TENANT FINISH ALLOWANCE:  Sublessor will remodel the leased premises in
    ------------------------
    accordance with the mutually approved plans, but in no event shall the costs for the buildout, including architectural and engineering fees exceed $61,589.00. If Sublessee makes any changes to the approved plans and the changes increase the amount Sublessor would have paid had the changes not been made in excess of $61,589.00, the excess shall be paid by Sublessee to Sublessor in cash one-half upon approval of working drawings and the remaining half upon substantial completion of the improvements. If the expansion premises are not ready for occupancy because of delays attributable to Sublessee (such as changes by Sublessee to its finish requirements after approval of the initial design, delays in providing information or approving space plans and drawings, etc.) the sublease term shall commence on the date the expansion premises would have been substantially completed and ready for occupancy in the absence of such delays which date is agreed to be March 1, 1994.

    Completing the tenant finish improvements is not a condition precedent to Sublessee's obligations hereunder and failure to provide the tenant finish improvements shall not relieve Sublessee of its duty to pay rent and perform its obligations hereunder if such failure is attributable to Sublessee's failure to determine its requirements, approve plans and specifications or otherwise facilitate completion of the tenant finish improvements. However, if the leased premises are not ready for occupancy because of delays attributable to Sublessor, the sublease term and Sublessee's obligation to pay rent and perform its obligations hereunder, shall not commence until the leased premises are ready for occupancy.

    Sublessee and Sublessor will coordinate all aspects of Sublessee's tenant finish buildout with Lessor's agent, Sierra Properties, Inc.

4.  MONUMENT SIGNAGE:  Sublessor, at its cost, approval and supervision, shall
    -----------------
    allow Sublessee to have its name placed on the monument sign at the West entry to the NorthCreek II building.

5. Except as modified herein all other terms and conditions of the Lease and Sublease shall remain in full force and effect.

                        SUBLESSOR: The Lincoln National Life Insurance Company, an Indiana corporation

                        By:  /s/ Russell Swing
                           ---------------------------------------------------

                        Title:          ASSISTANT SECRETARY
                              ------------------------------------------------

                        SUBLESSEE:   Optika Imaging Systems, Inc., a
                        California corporation

                        By:     /s/ STEVEN M. JOHNSON
                           ---------------------------------------------------

                        Title:  V.P. of Finance and CFO
                              ------------------------------------------------

The undersigned, Lessor under said Lease hereby consents to the subletting of the premises described in Exhibit A on the terms and conditions contained in this First Modification and Ratification of Sublease. This consent shall apply only to this First Modification and Ratification of Sublease an shall not be deemed to be a consent to any other Sublease, nor to any amendments of this First Modification and Ratification of Sublease, and said consent to an approval of said First Modification and Ratification of Sublease by Lessor shall not be construed to release, discharge or otherwise affect or diminish the liability of Sublessor to fully and faithfully comply with all covenants, terms and conditions of said Lease, irrespective of Sublessee's performance under said First Modification and Ratification of Sublease.

Dated:     2-8-94
      ------------------------

                      LESSOR: The Equitable Life Assurance Society of the United States

                      By:   /s/ Steven R. Dyer
                         ------------------------------------------
                         Steven R. Dyer, Attorney in Fact

                                   EXHIBIT A





                  (Partial First Floor Diagram Appears Here)